Exhibit 99.2

EverBank Financial Corp and Subsidiaries
Quarterly Financial Tables
September 30, 2015

Table of Contents

Table 1	Financial Highlights

Table 2	Consolidated Statements of Income

Table 3	Consolidated Balance Sheets

Table 4	Business Segments Selected Financial Information

Table 5	Average Balances and Interest Rates

Table 6a	Loans and Leases Held for Investment

Table 6b	Deposits

Table 7	General and Administrative Expense

Table 8	Non-Performing Assets

Table 9	Credit Reserves

	Table 9a	Allowance for Loan and Lease Losses Activity
	Table 9b	Allowance for Loan and Lease Losses Ratio
	Table 9c	Reserves for Repurchase Obligations for Loans Sold or Securitized

Table 10	Reconciliation of Non-GAAP Measures

	Table 10a	Adjusted Net Income
	Table 10b	Adjusted Efficiency Ratio
	Table 10c	Regulatory Capital (bank level)
	Table 10d	Regulatory Capital (EFC consolidated)
	Table 10e	Tangible Equity, Tangible Common Equity, Tangible Common Equity Per Common Share and Tangible Assets

Table 11	Residential Mortgage Lending and Servicing

EverBank Financial Corp and Subsidiaries
Financial Highlights					Table 1
	As of and for the Three Months Ended			As of and for the Nine Months Ended
(dollars in thousands, except per share amounts)	Sep 30, 2015	Jun 30, 2015	Sep 30, 2014	Sep 30, 2015	Sep 30, 2014
Operating Results:
Total revenue(1)	$210,035	$252,839	$234,550	$650,833	$679,437
Net interest income	168,840	169,025	146,336	493,303	417,371
Provision for loan and lease losses	11,131	7,932	6,735	28,063	15,929
Noninterest income	41,195	83,814	88,214	157,530	262,066
Noninterest expense	151,506	177,968	157,753	485,516	486,285
Net income	29,583	41,567	43,519	85,380	110,061
Net earnings per common share, basic	0.22	0.31	0.33	0.63	0.83
Net earnings per common share, diluted	0.21	0.31	0.33	0.61	0.82
Performance Metrics:
Adjusted net earnings per common share, diluted(2)	$0.23	$0.35	$0.33	$0.88	$0.83
Yield on interest-earning assets	3.85%	3.99%	3.95%	3.94%	4.12%
Cost of interest-bearing liabilities	1.03%	0.99%	1.01%	1.01%	1.03%
Net interest margin	2.90%	3.11%	3.02%	3.03%	3.20%
Return on average assets	0.48%	0.72%	0.85%	0.49%	0.78%
Return on average risk-weighted assets(3) (9)	0.74%	1.10%	1.37%	0.76%	1.21%
Return on average equity(4)	6.5%	9.5%	10.6%	6.3%	9.0%
Adjusted return on average equity(5)	6.9%	10.7%	10.7%	9.1%	9.1%
Efficiency ratio(6)	72%	70%	67%	75%	72%
Adjusted efficiency ratio(7)	71%	65%	67%	68%	71%
Loans and leases held for investment as a percentage of deposits	119%	121%	115%	119%	115%
Loans and leases held for investment excluding government insured pool buyouts as a percentage of deposits	96%	98%	91%	96%	91%
Credit Quality Ratios:
Adjusted non-performing assets as a percentage of total assets(8)	0.55%	0.44%	0.50%	0.55%	0.50%
Net charge-offs to average loans and leases held for investment	0.11%	0.10%	0.09%	0.12%	0.13%
ALLL as a percentage of loans and leases held for investment	0.34%	0.33%	0.35%	0.34%	0.35%
Government insured pool buyouts as a percentage of loans and leases held for investment	19%	19%	20%	19%	20%
Capital:
Common equity tier 1 ratio (EFC consolidated; see Table 10d)(9)	10.2%	10.5%	12.0%	10.2%	12.0%
Tier 1 leverage ratio (bank level; see Table 10c)(9)	8.2%	8.6%	8.5%	8.2%	8.5%
Total risk-based capital ratio (bank level; see Table 10c)(9)	12.7%	13.2%	14.0%	12.7%	14.0%
Tangible common equity per common share(10)	$13.00	$13.00	$12.36	$13.00	$12.36
Consumer Banking Metrics:
Unpaid principal balance of loans originated	$2,292,027	$2,717,588	$2,302,082	$7,375,577	$6,235,450
Jumbo residential mortgage loans originated	1,219,349	1,458,297	1,187,161	3,978,392	3,103,487
Unpaid principal balance of loans sold	1,802,783	2,333,747	2,172,645	5,506,033	4,914,113
Unpaid principal balance of loans serviced for the Company and others	44,347,242	44,835,934	50,830,585	44,347,242	50,830,585
Consumer Banking loans as a percentage of loans and leases held for investment	56%	55%	58%	56%	58%
Consumer deposits	$13,518,818	$13,083,912	$12,087,775	$13,518,818	$12,087,775
Commercial Banking Metrics:
Loan and lease originations:
Commercial and commercial real estate	$648,993	$465,924	$361,387	$1,595,134	$804,825
Equipment financing receivables	345,490	293,456	392,790	862,285	958,799
Commercial Banking loans as a percentage of loans and leases held for investment	44%	45%	42%	44%	42%
Commercial deposits	$4,047,271	$3,399,615	$2,385,730	$4,047,271	$2,385,730
Market Price Per Share of Common Stock:
Closing	$19.30	$19.65	$17.66	$19.30	$17.66
High	20.69	20.21	20.50	20.69	20.61
Low	19.06	17.82	17.66	17.24	16.40
Period End Balance Sheet Data:
Loans and leases held for investment, net	$20,805,484	$19,847,804	$16,522,706	$20,805,484	$16,522,706
Total assets	25,214,743	24,120,491	20,510,342	25,214,743	20,510,342
Deposits	17,566,089	16,483,527	14,473,505	17,566,089	14,473,505
Total liabilities	23,391,874	22,300,670	18,789,319	23,391,874	18,789,319
Total shareholders’ equity	1,822,869	1,819,821	1,721,023	1,822,869	1,721,023
See Notes to Financial Highlights

EverBank Financial Corp and Subsidiaries
Financial Highlights - Notes
(Dollars in thousands)

(1)	Total revenue is defined as net interest income before provision for loan and lease losses and total noninterest income.

(2)
Adjusted net earnings per common share, diluted is calculated using a numerator based on adjusted net income. Adjusted net earnings per common share, diluted is a non-GAAP financial measure and its most directly comparable GAAP measure is net earnings per common share, diluted. Adjusted net income includes adjustments to our net income for certain significant items that we believe are not reflective of our ongoing business or operating performance. For a reconciliation of adjusted net income to net income, which is the most directly comparable GAAP measure, see Table 10a.

(3)
Return on average risk-weighted assets equals net income divided by average risk-weighted assets. Under the regulatory guidelines for risk-based capital, on-balance sheet assets and credit equivalent amounts of derivatives and off-balance sheet items are assigned to one of several broad risk categories according to the obligor or, if relevant, the guarantor or the nature of any collateral. The aggregate dollar amount in each risk category is then multiplied by the risk weight associated with that category. The resulting weighted values from each of the risk categories are aggregated for determining total risk-weighted assets. For detailed information regarding regulatory capital (EFC consolidated), see Table 10d.

(4)
Return on average equity is calculated as net income less dividends declared on the Series A 6.75% Non-Cumulative Perpetual Preferred Stock divided by average common shareholders' equity (average shareholders' equity less average Series A 6.75% Non-Cumulative Perpetual Preferred Stock).

(5)
Adjusted return on average equity is calculated as adjusted net income less dividends declared on the Series A 6.75% Non-Cumulative Perpetual Preferred Stock divided by average common shareholders' equity. Adjusted net income is a non-GAAP measure of our financial performance and its most directly comparable GAAP measure is net income. For a reconciliation of adjusted net income to net income, see Table 10a.

(6)	The efficiency ratio represents noninterest expense as a percentage of total revenue. We use the efficiency ratio to measure noninterest costs expended to generate a dollar of revenue.

(7)
The adjusted efficiency ratio represents adjusted noninterest expense as a percentage of adjusted total revenue based on adjusted net income. The adjusted efficiency ratio is a non-GAAP measure of our financial performance and its most directly comparable GAAP measure is the efficiency ratio. For a reconciliation of adjusted net income to net income, see Table 10a. For detailed information regarding the adjusted efficiency ratio, see Table 10b. We use the adjusted efficiency ratio to measure adjusted noninterest costs expended to generate a dollar of adjusted revenue.

(8)
We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans and foreclosed property. For more detailed information on NPA, see Table 8.

(9)
Risk-weighted assets and regulatory capital ratios calculated under Basel III for periods beginning March 31, 2015. Risk-weighted assets and regulatory capital ratios calculated under Basel I for periods through December 31, 2014.

(10)
Calculated as tangible common shareholders' equity divided by shares of common stock. Tangible common shareholders' equity equals shareholders' equity less goodwill, other intangible assets and perpetual preferred stock (see Table 10e). Tangible common equity per common share is calculated using a denominator that includes actual period end common shares outstanding. Tangible common equity per common share is a non-GAAP financial measure, and its most directly comparable GAAP financial measure is book value per common share.

EverBank Financial Corp and Subsidiaries
Consolidated Statements of Income					Table 2
	Three Months Ended			Nine Months Ended
(dollars in thousands, except per share data)	Sep 30, 2015	Jun 30, 2015	Sep 30, 2014	Sep 30, 2015	Sep 30, 2014
Interest Income
Interest and fees on loans and leases	$215,881	$210,347	$180,913	$621,077	$509,708
Interest and dividends on investment securities	7,520	7,447	9,627	22,989	29,276
Other interest income	226	159	116	545	388
Total interest income	223,627	217,953	190,656	644,611	539,372
Interest Expense
Deposits	31,921	30,219	26,755	91,904	72,804
Other borrowings	22,866	18,709	17,565	59,404	49,197
Total interest expense	54,787	48,928	44,320	151,308	122,001
Net Interest Income	168,840	169,025	146,336	493,303	417,371
Provision for loan and lease losses	11,131	7,932	6,735	28,063	15,929
Net Interest Income after Provision for Loan and Lease Losses	157,709	161,093	139,601	465,240	401,442
Noninterest Income
Loan servicing fee income	27,157	29,569	35,900	90,858	122,934
Amortization of mortgage servicing rights	(16,760)	(19,006)	(19,572)	(56,065)	(59,170)
Recovery (impairment) of mortgage servicing rights	(4,450)	15,727	3,071	(32,075)	8,012
Net loan servicing income (loss)	5,947	26,290	19,399	2,718	71,776
Gain on sale of loans	18,037	40,588	47,920	101,248	129,474
Loan production revenue	5,861	6,195	5,783	17,443	15,709
Deposit fee income	3,844	3,052	3,828	10,946	11,696
Other lease income	3,714	2,082	3,910	9,876	12,621
Other	3,792	5,607	7,374	15,299	20,790
Total noninterest income	41,195	83,814	88,214	157,530	262,066
Noninterest Expense
Salaries, commissions and other employee benefits expense	89,369	95,769	90,781	277,124	283,734
Equipment expense	15,576	15,258	16,623	46,879	52,616
Occupancy expense	6,679	7,156	7,209	19,691	23,166
General and administrative expense	39,882	59,785	43,140	141,822	126,769
Total noninterest expense	151,506	177,968	157,753	485,516	486,285
Income before Income Taxes	47,398	66,939	70,062	137,254	177,223
Provision for Income Taxes	17,815	25,372	26,543	51,874	67,162
Net Income	$29,583	$41,567	$43,519	$85,380	$110,061
Net Income Allocated to Preferred Stock	2,532	2,531	2,532	7,594	7,594
Net Income Allocated to Common Shareholders	$27,051	$39,036	$40,987	$77,786	$102,467
Net Earnings per Common Share, Basic	$0.22	$0.31	$0.33	$0.63	$0.83
Net Earnings per Common Share, Diluted	$0.21	$0.31	$0.33	$0.61	$0.82
Dividends Declared per Common Share	$0.06	$0.04	$0.04	$0.14	$0.10
Dividend payout ratio(1)	27.27%	12.90%	12.12%	22.22%	12.05%
Weighted Average Common Shares Outstanding
(units in thousands)
Basic	124,823	124,348	122,950	124,373	122,826
Diluted	127,099	126,523	125,473	126,568	125,292

(1)	Dividend payout ratio is calculated as dividends declared per common share divided by basic earnings per common share.

EverBank Financial Corp and Subsidiaries
Consolidated Balance Sheets					Table 3
(dollars in thousands)	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014
Assets
Cash and due from banks	$64,822	$59,976	$63,094	$49,436	$57,835
Interest-bearing deposits in banks	534,354	498,184	488,954	317,228	306,265
Total cash and cash equivalents	599,176	558,160	552,048	366,664	364,100
Investment securities:
Available for sale, at fair value	574,104	656,587	719,645	776,311	987,345
Held to maturity	112,219	109,393	115,631	115,084	113,751
Other investments	240,832	239,089	236,494	196,609	194,314
Total investment securities	927,155	1,005,069	1,071,770	1,088,004	1,295,410
Loans held for sale	1,483,754	1,330,779	1,861,306	973,507	871,736
Loans and leases held for investment:
Loans and leases held for investment, net of unearned income	20,877,381	19,913,895	18,533,637	17,760,253	16,579,951
Allowance for loan and lease losses	(71,897)	(66,091)	(62,846)	(60,846)	(57,245)
Total loans and leases held for investment, net	20,805,484	19,847,804	18,470,791	17,699,407	16,522,706
Mortgage servicing rights (MSR), net	357,550	362,803	383,763	435,619	441,243
Deferred income taxes, net	—	—	—	—	3,162
Premises and equipment, net	52,425	52,176	54,283	56,457	55,500
Other assets	989,199	963,700	953,258	998,130	956,485
Total Assets	$25,214,743	$24,120,491	$23,347,219	$21,617,788	$20,510,342
Liabilities
Deposits:
Noninterest-bearing	$1,389,644	$1,152,917	$1,213,266	$984,703	$1,084,400
Interest-bearing	16,176,445	15,330,610	14,863,421	14,523,994	13,389,105
Total deposits	17,566,089	16,483,527	16,076,687	15,508,697	14,473,505
Other borrowings	5,297,000	5,247,000	5,178,000	4,004,000	3,977,000
Trust preferred securities and subordinated notes payable	276,103	276,452	103,750	103,750	103,750
Accounts payable and accrued liabilities	252,682	293,691	230,970	253,747	235,064
Total Liabilities	23,391,874	22,300,670	21,589,407	19,870,194	18,789,319
Shareholders’ Equity
Series A 6.75% Non-Cumulative Perpetual Preferred Stock	150,000	150,000	150,000	150,000	150,000
Common Stock	1,250	1,246	1,241	1,237	1,230
Additional paid-in capital	873,175	865,632	858,925	851,158	840,667
Retained earnings	871,160	851,602	817,539	810,796	780,234
Accumulated other comprehensive loss	(72,716)	(48,659)	(69,893)	(65,597)	(51,108)
Total Shareholders’ Equity	1,822,869	1,819,821	1,757,812	1,747,594	1,721,023
Total Liabilities and Shareholders’ Equity	$25,214,743	$24,120,491	$23,347,219	$21,617,788	$20,510,342

EverBank Financial Corp and Subsidiaries
Business Segments Selected Financial Information					Table 4
(dollars in thousands)	Consumer Banking	Commercial Banking	Corporate Services	Eliminations	Consolidated
Three Months Ended September 30, 2015
Net interest income	$92,157	$80,790	$(4,107)	$—	$168,840
Provision for loan and lease losses	3,091	8,040	—	—	11,131
Net interest income after provision for loan and lease losses	89,066	72,750	(4,107)	—	157,709
Noninterest income	32,847	8,204	144	—	41,195
Noninterest expense	94,014	30,386	27,106	—	151,506
Income (loss) before income tax	27,899	50,568	(31,069)	—	47,398
Adjustment items (pre-tax):
Transaction expense and non-recurring regulatory related expense	(921)	—	(343)	—	(1,264)
Increase (decrease) in Bank of Florida non-accretable discount	(44)	(39)	—	—	(83)
MSR impairment (recovery)	4,450	—	—	—	4,450
Restructuring cost	(360)	—	—	—	(360)
Adjusted income (loss) before income tax	$31,024	$50,529	$(31,412)	$—	$50,141
Total assets as of September 30, 2015	$15,649,933	$9,678,171	$274,938	$(388,299)	$25,214,743
Total deposits as of September 30, 2015	13,518,818	4,047,271	—	—	17,566,089

Three Months Ended June 30, 2015
Net interest income	$92,355	$78,266	$(1,596)	$—	$169,025
Provision for loan and lease losses	3,584	4,348	—	—	7,932
Net interest income after provision for loan and lease losses	88,771	73,918	(1,596)	—	161,093
Noninterest income	71,116	12,564	134	—	83,814
Noninterest expense	121,095	28,979	27,894	—	177,968
Income (loss) before income tax	38,792	57,503	(29,356)	—	66,939
Adjustment items (pre-tax):
Transaction expense and non-recurring regulatory related expense	5,791	—	250	—	6,041
Increase (decrease) in Bank of Florida non-accretable discount	354	(97)	—	—	257
MSR impairment (recovery)	(15,727)	—	—	—	(15,727)
Restructuring cost	17,143	—	61	—	17,204
Adjusted income (loss) before income tax	$46,353	$57,406	$(29,045)	$—	$74,714
Total assets as of June 30, 2015	$15,139,729	$9,093,639	$283,285	$(396,162)	$24,120,491
Total deposits as of June 30, 2015	13,083,912	3,399,615	—	—	16,483,527

Three Months Ended September 30, 2014
Net interest income	$84,635	$63,302	$(1,601)	$—	$146,336
Provision for loan and lease losses	5,476	1,259	—	—	6,735
Net interest income after provision for loan and lease losses	79,159	62,043	(1,601)	—	139,601
Noninterest income	75,241	12,797	176	—	88,214
Noninterest expense	105,776	27,859	24,118	—	157,753
Income (loss) before income tax	48,624	46,981	(25,543)	—	70,062
Adjustment items (pre-tax):
Transaction expense and non-recurring regulatory related expense	3,175	—	375	—	3,550
Increase (decrease) in Bank of Florida non-accretable discount	—	319	—	—	319
MSR impairment (recovery)	(3,070)	—	—	—	(3,070)
OTTI losses on investment securities (Volcker Rule)	—	—	—	—	—
Adjusted income (loss) before income tax	$48,729	$47,300	$(25,168)	$—	$70,861
Total assets as of September 30, 2014	$13,292,823	$7,257,986	$120,054	$(160,521)	$20,510,342
Total deposits as of September 30, 2014	12,087,775	2,385,730	—	—	14,473,505

EverBank Financial Corp and Subsidiaries
Average Balances and Interest Rates(1) (2) (3)							Table 5
	Three Months Ended September 30, 2015			Three Months Ended June 30, 2015			Three Months Ended September 30, 2014
(dollars in thousands)	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate	Average Balance	Interest	Yield/ Rate
Assets:
Interest-earning assets:
Cash and cash equivalents	$351,834	$226	0.26%	$249,732	$159	0.25%	$184,449	$116	0.25%
Investments	995,467	7,520	3.01%	1,031,225	7,447	2.89%	1,322,842	9,627	2.90%
Loans held for sale	1,740,497	14,529	3.34%	1,971,798	16,378	3.32%	1,866,562	15,740	3.37%
Loans and leases held for investment:
Consumer Banking:
Residential mortgages:
Residential	6,901,559	55,895	3.24%	6,208,965	53,034	3.42%	5,261,448	45,245	3.44%
Government insured pool buyouts	3,994,565	45,353	4.54%	3,701,238	43,137	4.66%	3,738,326	36,102	3.86%
Residential mortgages	10,896,124	101,248	3.72%	9,910,203	96,171	3.88%	8,999,774	81,347	3.62%
Home equity lines	250,537	2,770	4.39%	185,839	2,168	4.68%	137,993	2,074	5.96%
Other consumer and credit card	4,778	130	10.79%	4,695	92	7.86%	4,945	108	8.70%
Commercial Banking:
Commercial and commercial real estate:
Commercial real estate and other commercial	3,832,593	50,346	5.21%	3,626,989	49,890	5.48%	3,263,260	46,156	5.62%
Mortgage warehouse finance	1,862,290	12,707	2.67%	1,875,134	12,758	2.69%	1,191,602	8,822	2.90%
Lender finance	1,023,005	8,985	3.44%	896,994	8,116	3.58%	630,336	5,677	3.52%
Commercial and commercial real estate	6,717,888	72,038	4.24%	6,399,117	70,764	4.40%	5,085,198	60,655	4.72%
Equipment financing receivables	2,173,960	25,166	4.63%	2,079,283	24,774	4.77%	1,625,813	20,989	5.16%
Total loans and leases held for investment	20,043,287	201,352	4.00%	18,579,137	193,969	4.17%	15,853,723	165,173	4.15%
Total interest-earning assets	23,131,085	$223,627	3.85%	21,831,892	$217,953	3.99%	19,227,576	$190,656	3.95%
Noninterest-earning assets	1,309,468			1,208,509			1,206,336
Total assets	$24,440,553			$23,040,401			$20,433,912
Liabilities and Shareholders’ Equity:
Interest-bearing liabilities:
Deposits:
Interest-bearing demand	$3,625,255	$6,214	0.68%	$3,643,248	$6,111	0.67%	$2,821,448	$4,382	0.62%
Market-based money market accounts	365,005	561	0.61%	367,871	577	0.63%	403,670	621	0.61%
Savings and money market accounts, excluding market-based	5,457,507	9,063	0.66%	5,098,205	8,240	0.65%	5,077,685	8,069	0.63%
Market-based time	390,975	610	0.62%	423,006	736	0.70%	561,292	1,171	0.83%
Time, excluding market-based	5,527,481	15,473	1.11%	5,318,760	14,555	1.10%	4,501,948	12,512	1.10%
Total deposits	15,366,223	31,921	0.82%	14,851,090	30,219	0.82%	13,366,043	26,755	0.79%
Borrowings:
Trust preferred securities and subordinated notes payable	276,234	4,192	6.07%	105,648	1,681	6.37%	103,750	1,661	6.35%
FHLB advances	5,424,174	18,674	1.35%	4,826,396	17,028	1.40%	3,808,326	15,904	1.63%
Other	—	—	0.00%	—	—	0.00%	24,000	—	0.00%
Total borrowings	5,700,408	22,866	1.58%	4,932,044	18,709	1.50%	3,936,076	17,565	1.75%
Total interest-bearing liabilities	21,066,631	54,787	1.03%	19,783,134	48,928	0.99%	17,302,119	44,320	1.01%
Noninterest-bearing demand deposits	1,309,855			1,278,044			1,173,181
Other noninterest-bearing liabilities	239,823			192,214			259,794
Total liabilities	22,616,309			21,253,392			18,735,094
Total shareholders’ equity	1,824,244			1,787,009			1,698,818
Total liabilities and shareholders’ equity	$24,440,553			$23,040,401			$20,433,912
Net interest income/spread		$168,840	2.82%		$169,025	3.00%		$146,336	2.94%
Net interest margin			2.90%			3.11%			3.02%
Memo: Total deposits including noninterest-bearing	$16,676,078	$31,921	0.76%	$16,129,134	$30,219	0.75%	$14,539,224	$26,755	0.73%

(1)	The average balances are principally daily averages, and, for loans, include both performing and non-performing balances.

(2)	Interest income on loans includes the effects of discount accretion and net deferred loan origination costs accounted for as yield adjustments.

(3)	All interest income was fully taxable for all periods presented.

EverBank Financial Corp and Subsidiaries

Loans and Leases Held for Investment					Table 6a
(dollars in thousands)	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Consumer Banking:
Residential mortgages:
Residential	$7,364,522	$6,899,235	$6,265,322	$6,324,965	$6,006,987
Government insured pool buyouts	3,947,359	3,824,378	3,513,916	3,595,105	3,395,095
Residential mortgages	11,311,881	10,723,613	9,779,238	9,920,070	9,402,082
Home equity lines	332,183	237,241	170,998	156,869	139,589
Other consumer and credit card	4,910	4,870	4,472	5,054	5,894
Total Consumer Banking	11,648,974	10,965,724	9,954,708	10,081,993	9,547,565
Commercial Banking:
Commercial and commercial real estate:
Commercial real estate and other commercial	3,660,362	3,731,671	3,550,489	3,527,586	3,328,979
Mortgage warehouse finance	2,162,627	2,155,535	2,103,098	1,356,651	1,185,591
Lender finance	1,117,886	914,422	851,759	762,453	678,400
Commercial and commercial real estate	6,940,875	6,801,628	6,505,346	5,646,690	5,192,970
Equipment financing receivables	2,287,532	2,146,543	2,073,583	2,031,570	1,839,416
Total Commercial Banking	9,228,407	8,948,171	8,578,929	7,678,260	7,032,386
Loans and leases held for investment, net of unearned income	20,877,381	19,913,895	18,533,637	17,760,253	16,579,951
Allowance for loan and lease losses	(71,897)	(66,091)	(62,846)	(60,846)	(57,245)
Total loans and leases held for investment, net	$20,805,484	$19,847,804	$18,470,791	$17,699,407	$16,522,706
The balances presented above include:
Net purchased loan and lease discounts	$43,166	$43,215	$50,053	$47,108	$54,510
Net deferred loan and lease origination costs	$115,990	$108,141	$98,757	$94,778	$84,832

Deposits					Table 6b
(dollars in thousands)	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Noninterest-bearing demand	$1,389,644	$1,152,917	$1,213,266	$984,703	$1,084,400
Interest-bearing demand	3,631,458	3,626,387	3,674,565	3,540,027	2,941,171
Market-based money market accounts	351,880	372,282	352,865	374,856	397,617
Savings and money market accounts, excluding market-based	5,734,451	5,211,101	5,137,429	5,136,031	5,159,642
Market-based time	379,967	412,103	426,431	466,514	511,923
Time, excluding market-based	6,078,689	5,708,737	5,272,131	5,006,566	4,378,752
Total deposits	$17,566,089	$16,483,527	$16,076,687	$15,508,697	$14,473,505

General and Administrative Expense							Table 7
	Three Months Ended					Nine Months Ended
(dollars in thousands)	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014	September 30, 2015	September 30, 2014
Legal and professional fees, excluding consent order expense	$6,123	$7,323	$5,928	$9,903	$7,061	$19,374	$21,652
Credit-related expenses	7,340	11,860	2,698	4,995	6,356	21,898	22,728
FDIC premium assessment and other agency fees	7,066	6,468	6,414	6,025	6,684	19,948	13,440
Advertising and marketing expense	5,810	6,262	6,664	5,899	6,175	18,736	15,538
Subservicing expense	(103)	1,345	3,791	3,716	3,673	5,033	6,155
Consent order expense	(866)	163	2,741	108	1,634	2,038	4,489
Other	14,512	26,364	13,919	11,078	11,557	54,795	42,767
Total general and administrative expense	$39,882	$59,785	$42,155	$41,724	$43,140	$141,822	$126,769

EverBank Financial Corp and Subsidiaries
Non-Performing Assets(1)					Table 8
(dollars in thousands)	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Non-accrual loans and leases:
Consumer Banking:
Residential mortgages	$27,322	$26,500	$24,840	$24,576	$23,067
Home equity lines	4,186	2,169	2,191	2,363	2,152
Other consumer and credit card	5	—	29	38	31
Commercial Banking:
Commercial and commercial real estate	78,801	48,082	37,025	41,140	46,819
Equipment financing receivables	13,661	12,417	10,775	8,866	6,803
Total non-accrual loans and leases	123,975	89,168	74,860	76,983	78,872
Accruing loans 90 days or more past due	—	—	—	—	—
Total non-performing loans (NPL)	123,975	89,168	74,860	76,983	78,872
Other real estate owned (OREO)	15,491	16,826	17,588	22,509	24,501
Total non-performing assets (NPA)	139,466	105,994	92,448	99,492	103,373
Troubled debt restructurings (TDR) less than 90 days past due	16,558	14,693	15,251	13,634	16,547
Total NPA and TDR(1)	$156,024	$120,687	$107,699	$113,126	$119,920

Total NPA and TDR	$156,024	$120,687	$107,699	$113,126	$119,920
Government insured 90 days or more past due still accruing	2,814,506	2,901,184	2,662,619	2,646,415	2,632,744
Loans accounted for under ASC 310-30:
90 days or more past due	4,871	4,571	5,165	8,448	10,519
Total regulatory NPA and TDR	$2,975,401	$3,026,442	$2,775,483	$2,767,989	$2,763,183
Adjusted credit quality ratios excluding government insured loans and loans accounted for under ASC 310-30:(1)
NPL to total loans	0.56%	0.42%	0.37%	0.41%	0.45%
NPA to total assets	0.55%	0.44%	0.40%	0.46%	0.50%
NPA and TDR to total assets	0.62%	0.50%	0.46%	0.52%	0.58%
Credit quality ratios including government insured loans and loans accounted for under ASC 310-30:
NPL to total loans	13.21%	14.14%	13.49%	14.63%	15.65%
NPA to total assets	11.73%	12.49%	11.82%	12.74%	13.39%
NPA and TDR to total assets	11.80%	12.55%	11.89%	12.80%	13.47%

(1)
We define non-performing assets, or NPA, as non-accrual loans, accruing loans past due 90 days or more and foreclosed property. Our NPA calculation excludes government insured pool buyout loans for which payment is insured by the government. We also exclude loans and foreclosed property accounted for under ASC 310-30 because we expect to fully collect the carrying value of such loans and foreclosed property.

EverBank Financial Corp and Subsidiaries

Allowance for Loan and Lease Losses Activity					Table 9a
	Three Months Ended
(dollars in thousands)	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
ALLL, beginning of period	$66,091	$62,846	$60,846	$57,245	$56,728
Charge-offs:
Consumer Banking:
Residential mortgages	2,630	2,447	2,539	1,368	2,023
Home equity lines	353	276	288	383	171
Other consumer and credit card	—	29	33	28	28
Commercial Banking:
Commercial and commercial real estate	406	—	2,018	1,626	568
Equipment financing receivables	2,703	2,838	2,631	2,122	1,548
Total charge-offs	6,092	5,590	7,509	5,527	4,338
Recoveries:
Consumer Banking:
Residential mortgages	91	53	58	152	127
Home equity lines	70	97	83	48	289
Other consumer and credit card	—	—	—	—	—
Commercial Banking:
Commercial and commercial real estate	4	218	2	2	6
Equipment financing receivables	602	535	366	322	180
Total recoveries	767	903	509	524	602
Net charge-offs	5,325	4,687	7,000	5,003	3,736
Provision for loan and lease losses	11,131	7,932	9,000	8,604	6,735
Transfers to loans held for sale	—	—	—	—	(2,482)
ALLL, end of period	$71,897	$66,091	$62,846	$60,846	$57,245
Net charge-offs to average loans and leases held for investment	0.11%	0.10%	0.16%	0.12%	0.09%

Allowance for Loan and Lease Losses Ratio					Table 9b
(dollars in thousands)	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
ALLL	$71,897	$66,091	$62,846	$60,846	$57,245
Loans and leases held for investment, net of unearned income	20,877,381	19,913,895	18,533,637	17,760,253	16,579,951
ALLL as a percentage of loans and leases held for investment	0.34%	0.33%	0.34%	0.34%	0.35%
Government insured pool buyouts as a percentage of loans and leases held for investment	19%	19%	19%	20%	20%

Reserves for Repurchase Obligations for Loans Sold or Securitized					Table 9c
	Three Months Ended
(dollars in thousands)	September 30, 2015	June 30, 2015	March 31, 2015	December 31, 2014	September 30, 2014
Loan origination repurchase reserves, beginning of period	$18,145	$25,585	$25,940	$24,712	$26,373
Provision for new sales/securitizations	633	840	442	548	627
Provision (release of provision) for changes in estimate of existing reserves	(3,525)	(3,655)	(531)	1,500	—
Net realized losses on repurchases	(10,285)	(4,625)	(266)	(820)	(2,288)
Loan origination repurchase reserves, end of period	$4,968	$18,145	$25,585	$25,940	$24,712

EverBank Financial Corp and Subsidiaries
Reconciliation of Non-GAAP Measures

Adjusted Net Income							Table 10a
	Three Months Ended					Nine Months Ended
(dollars in thousands, except per share data)	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Sep 30, 2015	Sep 30, 2014
Net income	$29,583	$41,567	$14,230	$38,021	$43,519	$85,380	$110,061
Transaction expense and non-recurring regulatory related expense, net of tax	(784)	3,745	1,498	2,502	2,201	4,459	3,960
Increase (decrease) in Bank of Florida non-accretable discount, net of tax	(51)	159	(967)	(205)	198	(859)	932
MSR impairment (recovery), net of tax	2,758	(9,751)	26,879	—	(1,904)	19,886	(4,967)
Restructuring cost, net of tax	(222)	10,667	—	(164)	—	10,445	630
OTTI losses on investment securities (Volcker Rule), net of tax	—	—	—	—	—	—	425
Adjusted net income	$31,284	$46,387	$41,640	$40,154	$44,014	$119,311	$111,041
Adjusted net income allocated to preferred stock	2,532	2,531	2,531	2,531	2,532	7,594	7,594
Adjusted net income allocated to common shareholders	$28,752	$43,856	$39,109	$37,623	$41,482	$111,717	$103,447
Adjusted net earnings per common share, basic	$0.23	$0.35	$0.32	$0.31	$0.34	$0.90	$0.84
Adjusted net earnings per common share, diluted	$0.23	$0.35	$0.31	$0.30	$0.33	$0.88	$0.83
Weighted average common shares outstanding:
(units in thousands)
Basic	124,823	124,348	123,939	123,278	122,950	124,373	122,826
Diluted	127,099	126,523	126,037	125,646	125,473	126,568	125,292

Adjusted Efficiency Ratio							Table 10b
	Three Months Ended					Nine Months Ended
(dollars in thousands)	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014	Sep 30, 2015	Sep 30, 2014
Net interest income	$168,840	$169,025	$155,438	$147,436	$146,336	$493,303	$417,371
Noninterest income	41,195	83,814	32,521	75,173	88,214	157,530	262,066
Total revenue	210,035	252,839	187,959	222,609	234,550	650,833	679,437
Adjustment items (pre-tax):
MSR impairment (recovery)	4,450	(15,727)	43,352	—	(3,070)	32,075	(8,011)
Restructuring cost	—	96	—	(465)	—	96	(1,964)
OTTI losses on securities (Volcker Rule)	—	—	—	—	—	—	685
Adjusted total revenue	$214,485	$237,208	$231,311	$222,144	$231,480	$683,004	$670,147

Noninterest expense	$151,506	$177,968	$156,042	$152,657	$157,753	$485,516	$486,285
Adjustment items (pre-tax):
Transaction expense and non-recurring regulatory related expense	1,264	(6,041)	(2,417)	(4,035)	(3,550)	(7,194)	(6,387)
Restructuring cost	360	(17,108)	—	(200)	—	(16,748)	(2,981)
Adjusted noninterest expense	$153,130	$154,819	$153,625	$148,422	$154,203	$461,574	$476,917

GAAP efficiency ratio	72%	70%	83%	69%	67%	75%	72%
Adjusted efficiency ratio	71%	65%	66%	67%	67%	68%	71%

EverBank Financial Corp and Subsidiaries
Reconciliation of Non-GAAP Measures (continued)

Regulatory Capital(1) (bank level)							Table 10c
(dollars in thousands)			Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014
Shareholders’ equity			$2,002,848	$2,000,597	$1,793,270	$1,789,398	$1,769,205
Less:	Goodwill and other intangibles		(47,198)	(47,253)	(47,442)	(49,589)	(49,957)
	Disallowed servicing asset		(26,699)	(31,625)	(46,302)	(32,054)	(23,524)
	Disallowed deferred tax asset		—	—	(659)	—	—
Add:	Accumulated losses on securities and cash flow hedges		71,202	47,179	68,225	64,002	49,516
Tier 1 capital		(A)	2,000,153	1,968,898	1,767,092	1,771,757	1,745,240
Add:	Allowance for loan and lease losses		72,653	67,196	62,846	60,846	57,245
Total regulatory capital		(B)	$2,072,806	$2,036,094	$1,829,938	$1,832,603	$1,802,485

Adjusted total assets		(C)	$24,428,171	$23,000,873	$21,732,119	$21,592,849	$20,480,723
Risk-weighted assets		(D)	16,336,138	15,464,920	14,822,821	13,658,685	12,869,352

Tier 1 leverage ratio		(A)/(C)	8.2%	8.6%	8.1%	8.2%	8.5%
Tier 1 risk-based capital ratio		(A)/(D)	12.2%	12.7%	11.9%	13.0%	13.6%
Total risk-based capital ratio		(B)/(D)	12.7%	13.2%	12.3%	13.4%	14.0%

(1) Calculated under Basel III for periods beginning March 31, 2015. Calculated under Basel I for periods through December 31, 2014.

Regulatory Capital(1) (EFC consolidated)							Table 10d
(dollars in thousands)			Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014
Shareholders’ equity			$1,822,869	$1,819,821	$1,757,812	$1,747,594	$1,721,023
Less:	Preferred stock		(150,000)	(150,000)	(150,000)	(150,000)	(150,000)
	Goodwill and other intangibles		(47,198)	(47,253)	(47,310)	(49,589)	(49,957)
	Disallowed servicing asset		(39,838)	(44,798)	(53,648)	(32,054)	(23,524)
	Disallowed deferred tax asset		—	—	(634)	—	—
Add:	Accumulated losses on securities and cash flow hedges		72,716	48,659	69,893	65,597	51,108
Common tier 1 capital		(E)	1,658,549	1,626,429	1,576,113	1,581,548	1,548,650
Add:	Preferred stock		150,000	150,000	150,000	150,000	150,000
Add:	Additional tier 1 capital (trust preferred securities)		103,750	103,750	103,750	103,750	103,750
Tier 1 capital		(F)	1,912,299	1,880,179	1,829,863	1,835,298	1,802,400
Add:	Subordinated notes payable		172,353	172,702	—	—	—
Add:	Allowance for loan and lease losses		72,653	67,196	62,846	60,846	57,245
Total regulatory capital		(G)	$2,157,305	$2,120,077	$1,892,709	$1,896,144	$1,859,645

Adjusted total assets		(H)	$24,429,012	$22,997,941	$21,738,727	$21,601,742	$20,487,969
Risk-weighted assets		(I)	16,327,166	15,454,736	14,819,123	13,665,981	12,875,007

Common equity tier 1 ratio		(E)/(I)	10.2%	10.5%	10.6%	11.6%	12.0%
Tier 1 leverage ratio		(F)/(H)	7.8%	8.2%	8.4%	8.5%	8.8%
Tier 1 risk-based capital ratio		(F)/(I)	11.7%	12.2%	12.3%	13.4%	14.0%
Total risk-based capital ratio		(G)/(I)	13.2%	13.7%	12.8%	13.9%	14.4%

(1) Calculated under Basel III for periods beginning March 31, 2015. Calculated under Basel I for periods through December 31, 2014.

EverBank Financial Corp and Subsidiaries
Reconciliation of Non-GAAP Measures (continued)

Tangible Equity, Tangible Common Equity, Tangible Common Equity Per Common Share and Tangible Assets					Table 10e

(dollars in thousands except share and per share amounts)	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014
Shareholders’ equity	$1,822,869	$1,819,821	$1,757,812	$1,747,594	$1,721,023
Less:
Goodwill	46,859	46,859	46,859	46,859	46,859
Intangible assets	2,124	2,651	3,178	3,705	4,232
Tangible equity	1,773,886	1,770,311	1,707,775	1,697,030	1,669,932
Less:
Perpetual preferred stock	150,000	150,000	150,000	150,000	150,000
Tangible common equity	$1,623,886	$1,620,311	$1,557,775	$1,547,030	$1,519,932

Common shares outstanding at period end	124,954,523	124,611,940	124,133,375	123,679,049	122,994,480
Book value per common share	$13.39	$13.40	$12.95	$12.92	$12.77
Tangible common equity per common share	13.00	13.00	12.55	12.51	12.36

Total assets	$25,214,743	$24,120,491	$23,347,219	$21,617,788	$20,510,342
Less:
Goodwill	46,859	46,859	46,859	46,859	46,859
Intangible assets	2,124	2,651	3,178	3,705	4,232
Tangible assets	$25,165,760	$24,070,981	$23,297,182	$21,567,224	$20,459,251

EverBank Financial Corp and Subsidiaries
Residential Mortgage Lending and Servicing					Table 11
	Three Months Ended
(dollars in thousands)	Sep 30, 2015	Jun 30, 2015	Mar 31, 2015	Dec 31, 2014	Sep 30, 2014
Key Metrics:
Mortgage lending volume:
Agency	$961,485	$1,177,725	$1,043,500	$971,774	$1,108,917
Jumbo	1,219,349	1,458,297	1,300,746	1,183,702	1,187,161
Other	111,193	81,566	21,716	22,160	6,004
Mortgage lending volume	$2,292,027	$2,717,588	$2,365,962	$2,177,636	$2,302,082
Mortgage loans sold:
Agency	$1,036,106	$895,799	$802,329	$878,209	$1,111,504
Jumbo	314,500	1,057,431	189,965	385,564	691,431
GNMA	447,466	376,265	373,761	379,223	365,547
Other	4,711	4,252	3,448	4,403	4,163
Mortgage loans sold	$1,802,783	$2,333,747	$1,369,503	$1,647,399	$2,172,645
Unpaid principal balance of loans serviced for the Company and others	$44,347,242	$44,835,934	$50,481,475	$50,746,457	$50,830,585
Average contractual servicing fee	0.27%	0.27%	0.29%	0.29%	0.29%
Applications	$1,446,134	$1,770,099	$1,658,070	$1,335,506	$1,279,945
Rate locks	1,422,918	1,571,512	1,564,567	1,251,366	1,236,764
Mortgage Lending Volume by Channel:
Retail	$1,467,344	$1,728,598	$1,301,488	$1,218,614	$1,259,019
Consumer Direct	289,832	411,407	441,155	385,588	454,449
Correspondent	534,851	577,584	623,319	573,433	588,614
Purchase Activity (%):
Retail	73%	67%	51%	62%	72%
Consumer Direct	14%	12%	6%	4%	12%
Correspondent	70%	62%	43%	51%	66%
Total	65%	58%	41%	49%	59%